Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 24, 2000 in the Registration Statement on Form
SB-2 and related Prospectus, and any amendments thereto, of Omega Med
Corporation for the registration of 1,200,000 shares of its common stock.

                                            By:      Gerald Kelly
                                            For:     Kelly and Company